December 20, 2016

DREYFUS PREMIER GNMA FUND, INC.

Dreyfus GNMA Fund

Supplement to Summary and Statutory Prospectus

dated August 31, 2016

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Eric Seasholtz and Karen Gemmett, CFA are the fund's co-primary portfolio managers, positions they have held since December 2016.  Mr. Seasholtz is a director and portfolio manager at Amherst Capital Management LLC (Amherst), an affiliate of Dreyfus.  Ms. Gemmett is a director and portfolio manager at Amherst responsible for residential mortgage-backed securities research and analysis.  Mr. Seasholtz and Ms. Gemmett also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Eric Seasholtz and Karen Gemmett, CFA are the fund's co-primary portfolio managers, positions they have held since December 2016, and are jointly and primarily responsible for the day-to-day management of the fund's portfolio.  Mr. Seasholtz and Ms. Gemmett previously were additional portfolio managers of the fund since November 2015 and April 2012, respectively.  Mr. Seasholtz is a director and portfolio manager at Amherst, where he has been employed since September 2015.  Prior to joining Amherst, Mr. Seasholtz served as a portfolio manager and managing partner at Ridgevale Capital from June 2014 until September 2015.  From September 2013 until June 2014, he was the director of research at Providence Investment Management, LLC.  Prior thereto, he was a vice president and senior portfolio manager at E*Trade Global Asset Management, Inc. from August 2001 until December 2012.  He also has been employed by Dreyfus since December 2016.  Ms. Gemmett is a director and portfolio manager at Amherst responsible for residential mortgage-backed securities research and analysis, a position she has held since November 2015.  Prior to joining Amherst, Ms. Gemmett served as an interest rate strategies analyst at Standish Asset Management Company, LLC from May 2004 until November 2015.  Mr. Seasholtz and Ms. Gemmett also have been employees of Dreyfus since November 2015 and April 2012, respectively, and manage the fund in their capacity as employees of Dreyfus.

For the current fund prospectus, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

6100STK1216

December 20, 2016

DREYFUS PREMIER GNMA FUND, INC.

Dreyfus GNMA Fund

Supplement to Statement of Additional Information

dated November 6, 2015, as revised or amended

December 31, 2015, February 1, 2016, March 1, 2016, March 31, 2016,

April 1, 2016, April 29, 2016, August 31, 2016 and September 30, 2016

The following information supplements and supersedes any contrary information contained in "Certain Portfolio Manager Information":

Karen Gemmett and Eric Seasholtz are no longer additional portfolio managers of Dreyfus GNMA Fund.

The following table lists the number and types of accounts advised by the primary portfolio managers of Dreyfus GNMA Fund and assets under management in those accounts.  Because Ms. Gemmett and Mr. Seasholtz became primary portfolio managers of Dreyfus GNMA Fund as of December 20, 2016, their information is as of November 30, 2016.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Karen Gemmett	1	$429M	None	N/A	None	N/A
Eric Seasholtz	1	$429M	None	N/A	None	N/A

As of November 30, 2016, Mr. Seasholtz and Ms. Gemmett did not manage any accounts subject to performance-based advisory fees.

As of November 30, 2016, Ms. Gemmett and Mr. Seasholtz did not own any fund shares.

For the current fund Statement of Additional Information, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

GRP3-SAISTK-1216